SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2011

RGC RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia		24016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 31, 2011, the Board of Directors of RGC Resources, Inc., (the “Company”) approved the Compensation Committee’s bonuses in respect of 2010 and salaries in effect during 2011 for the executive officers.

The approved 2010 bonuses and 2011 salaries for the Company’s executive officers are set forth below:

Officer	Title	Bonus	Salary

John B. Williamson, III	Chairman, President and CEO	$94,000	$340,000

John S. D’Orazio	Vice President and COO - Roanoke Gas Company	28,000	166,000

Howard T. Lyon	Vice President, Treasurer and CFO	24,000	156,000

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On January 31, 2011, the Company held its Annual Meeting of Shareholders to elect three directors, to ratify the selection of independent auditors, to authorize additional shares of common stock to the restricted stock plan and to hold a non-binding shareholder advisory vote on executive compensation and the frequency of such vote. The final voting results are provided below:

Shareholders elected all nominees for Class B directors as listed below to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2014.

Director	Shares For	Shares Withheld	Broker Non Votes

Nancy Howell Agee	1,166,222	45,119	683,838
J. Allen Layman	1,168,572	42,768	683,838
Raymond D. Smoot, Jr.	1,172,144	39,197	683,838

Frank T. Ellett, Maryellen F. Goodlatte and George W. Logan continue to serve as Class C directors until the Annual Meeting of Shareholders to be held in 2012. Abney S. Boxley, III, S. Frank Smith and John B. Williamson, III continue to serve as Class A directors until the Annual Meeting of Shareholders to be held in 2013.

Shareholders approved the selection by the Audit Committee of the Board of Directors of the firm Brown Edwards & Company, LLP as independent auditors for the fiscal year ending September 30, 2011, by the following vote.

Shares For	Shares Against	Shares Abstaining

1,866,272	3,208	5,700

Shareholders approved the authorization of an additional 50,000 shares of commons stock for the restricted stock plan for outside directors by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non Votes

1,087,233	88,072	36,030	683,845

Shareholders approved executive compensation through a non-binding advisory vote as indicated below:

Shares For	Shares Against	Shares Abstaining	Broker Non Votes

1,067,273	51,347	92,718	683,841

Shareholders provided the following non-binding shareholder advisory vote on the frequency of holding a non-binding advisory vote on executive compensation.

Shares For 1 Year	Shares For 2 Year	Shares For 3 Year	Shares Abstaining	Broker Non Votes

953,174	33,578	135,172	4,610	787,388

ITEM 8.01.	OTHER EVENTS.

RGC Resources, Inc. issued a press release on January 31, 2011, announcing, among other things, the election of three Directors at its annual meeting of shareholders held on January 31, 2011 and the appointment of external auditors for the current year. At a meeting of the Board of Directors following the annual meeting of shareholders, the Board of Directors reelected John B. Williamson, III as Chairman of the Board, President and CEO of RGC Resources, Inc. and its subsidiary companies. The Board of Directors also elected the following senior officers: John S. D’Orazio, Vice President and COO of Roanoke Gas Company; Dale P. Lee, Vice President and Secretary of RGC Resources, Inc. and its subsidiary companies; Howard T. Lyon, Vice President and Treasurer of RGC Resources, Inc. and its subsidiary companies; Robert L. Wells, II, Vice President, Information Technology and Assistant Secretary/Assistant Treasurer of RGC Resources, Inc., and its subsidiary companies.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information disclosed under this Item, including such Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

99.1	Press Release dated January 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: February 3, 2011	By:	/s/ Howard T. Lyon
Howard T. Lyon
Vice-President, Treasurer and CFO (principal financial officer and principal accounting officer)